UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 31, 2005

                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.

             (Exact name of registrant as specified in its charter)


           Florida                    000-50614                 59-3410522

(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


                            13700 Progress Boulevard
                             Alachua, Florida 32653

           (Address of principal executive offices including zip code)


                                 (386) 418-4018

               Registrant's telephone number, including area code

--------------------------------------------------------------------------------
                                      None
--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)
--------------------------------------------------------------------------------

Oragenics, Inc. (the "Company") is filing this amended Form 8-K/A to amend the Company's Current Report on Form 8-K filed on August 29, 2005, solely to amend and restate item 4.1(a)(ii) in its entirety. The remainder of the previously filed Form 8-K remains the same and is included for the convenience of the reader.


Item 4.1  Changes in Registrant's Certifying  Accountants

      (a)   Dismissal of Previous Independent Registered Public Accounting Firm

            (i) On August 26, 2005 the Audit Committee of the Board of Directors of Oragenics, Inc. ("the Company"), dismissed Ernst & Young LLP as the Company's independent registered public accounting firm.

            (ii) The reports of Ernst & Young LLP on the Company's financial statements as of and for the years ended December 31, 2003 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Ernst & Young LLP on the Company's financial statements as of and for the year ended December 31, 2004 was modified for a going concern uncertainty.

            (iii) During the Company's two most recent fiscal years ended
                  December 31, 2003 and 2004, and the subsequent interim period from January 1, 2005 through August 26, 2005, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

            (iv) The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 29, 2005, is filed as Exhibit 16 to this Form 8-K.

      (b)   Engagement of New Independent Registered Public Accounting Firm

            (i) On August 26, 2005, the Audit Committee of the Company's Board of Directors approved the engagement of Kirkland, Russ, Murphy and Tapp as the Company's independent registered public accounting firm for the year ending December 31, 2005. Prior to the dismissal of Ernst & Young LLP, the Company did not consult with Kirkland, Russ, Murphy and Tapp regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statement.

ITEM 9.1 Financial Statements and Exhibits

      (c)   Exhibits

            16    Letter of Ernst & Young LLP dated August 29, 2005
            99.1  Press release dated August 29, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Oragenics, Inc.




/s/ Paul Hassie
-----------------------
Paul Hassie
Chief Financial Officer


Dated: August 29, 2005

EXHIBIT 16 TO FORM 8-K


August 29, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated August 29, 2005, of Oragenics, Inc. and are in agreement with the statements contained in the paragraphs (a)(ii) through
(a)(iv) on page one therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                           /s/ Ernst & Young LLP